SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K


                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                           January 10, 2000


                KANSAS CITY SOUTHERN INDUSTRIES, INC.
         (Exact name of company as specified in its charter)


            DELAWARE                    1-4717                  44-0663509
  (State or other jurisdiction     (Commission file           (IRS Employer
        of incorporation)               number)          Identification Number)


           114 West 11th Street, Kansas City, Missouri 64105
          (Address of principal executive offices) (Zip Code)


            Company's telephone number, including area code:
                            (816) 983 - 1303


                             Not Applicable
      (Former name or former address if changed since last report)

Item 5.          Other Events

On January 10, 2000, Kansas City Southern Industries, Inc. ("KCSI" or "Company") announced the consideration to be paid with respect to the cash tender offers and consent solicitations for the Company's outstanding $400 million in notes and debentures.

On January 13, 2000, KCSI announced the completion of its bank facilities, which allowed the Company to accept and pay the consideration for validly tendered notes and debentures pursuant to the Offers to Purchase and Consent Solicitation Statement dated December 6, 1999. Approximately $398.4 million of the $400 million outstanding notes and debentures were tendered resulting in total consideration paid of approximately $401.2 million.



Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.          Document
                 (99)                 Additional Exhibits

                 99.1 Press Release issued by Kansas City Southern Industries, Inc. dated January 10, 2000 entitled, "Kansas City Southern Industries Sets
                                      Purchase Price and Total Consideration
                                      in Tender Offers and Consent
                                      Solicitations", is attached hereto as
                                      Exhibit 99.1


                 99.2 Press Release issued by Kansas City Southern Industries, Inc. dated January 13, 2000 entitled, "Kansas City Southern Industries, Inc. Announces Completion Of Bond Tenders and Solicitations", is attached hereto as Exhibit 99.2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Kansas City Southern Industries, Inc.


Date: January 18, 2000         By:         /s/  Louis G. Van Horn
                                  -------------------------------------------
                                              Louis G. Van Horn
                                       Vice President and Comptroller
                                       (Principal Accounting Officer)

EXHIBIT 99.1

Contact:                                   KCSI
    Landon H. Rowland (816-983-1393)       Kansas City Southern Industries, Inc.
    Chairman, President and
     Chief Executive Officer                                114 West 11th Street
                                                     Kansas City, Missouri 64105
    Joseph D. Monello (816-983-1213)
    Vice President & Chief Financial Officer
NYSE Symbol: KSU
                                   Release No. 2000-02:   Date: January 10, 2000

                                  NEWS RELEASE
         KANSAS CITY SOUTHERN INDUSTRIES SETS PURCHASE PRICE AND TOTAL
            CONSIDERATION IN TENDER OFFERS AND CONSENT SOLICITATIONS

Kansas City, Missouri

Kansas City Southern Industries, Inc. ("KCSI" or the "Company", NYSE: KSU), on December 6, 1999, commenced offers to purchase and consent solicitations with respect to any and all of its outstanding 7.875% Notes due July 1, 2002, its 6.625% Notes due March 1, 2005, its 8.8% Debentures due July 1, 2022, and its 7% Debentures due December 15, 2025 (collectively, the "Debt Securities"). Approximately $398.4 million of the $400 million outstanding Debt Securities have been tendered pursuant to such tender offers and consent solicitations. The Company announced today the consideration to be paid for such Debt Securities validly tendered. The tender offers and consent solicitations are subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated December 6, 1999, and will expire at 9:00 a.m., New York City time, January 11, 2000 (the "Expiration Time").

The consideration for each $1,000 principal amount of applicable Debt Securities properly tendered and accepted for payment is set forth in the table below. The total consideration includes a consent payment of $25.00 per $1,000 principal amount of Debt Securities for which a valid consent was received by 5:00 p.m., New York City time, on December 17, 1999. Holders tendering their Debt Securities after the December 17, 1999 consent deadline, but prior to the Expiration Time will receive the purchase price, as set forth in the table below, but not the consent payment. Holders tendering the Debt Securities will also receive accrued and unpaid interest up to, but not including, the settlement date of January 11, 2000, as set forth in the table below. The consideration to be paid in the tender offers and consent solicitations was determined as of 12:00 noon, New York City time, on January 7, 2000, based on the yield on the applicable United States Treasury security (the "Reference Security"), plus the applicable fixed spread, as set forth in the table below.

                                                  Tender                                                         Accrued &
       Security           Reference      Fixed      Offer             Total           Consent      Purchase        Unpaid
     Description          Security      Spread      Yield         Consideration       Payment       Price         Interest
     -----------          --------      ------      -----         -------------       -------       -----         --------
                           ($ amounts per $1,000 principal amount of Debt Securities)
7.875% Notes due        6.25% due      0.35%      6.717%             $1,025.94       $25.00      $1,000.94          $2.19
7/1/02                  6/30/02
6.625% Notes due        5.875% due     0.50%      6.951%               $986.00       $25.00        $961.00         $23.92
3/1/05                  11/15/04
8.8% Debentures due     6.25% due      0.50%      6.867%             $1,077.42       $25.00      $1,052.42          $2.44
7/1/22                  6/30/02
7% Debentures due       5.25% due      0.875%     7.544%               $938.38       $25.00        $913.38          $5.06
12/15/25                2/15/29

Merrill Lynch & Co. is the exclusive Dealer Manager for the tender offers and the exclusive Solicitation Agent for the consent solicitations. Questions or
requests  for   assistance   may  be  directed  to  Merrill  Lynch   (telephone:
888-654-8637). Requests for documentation may be directed to Beacon Hill Partners, Inc., the Information Agent (telephone: 800-755-5001).

Kansas City Southern Industries, Inc. is a diversified holding company with operations in the railroad transportation and financial services industries. KCSI's wholly owned railroad transportation subsidiaries, Kansas City Southern Railway and Gateway Western Railway, are held within Kansas City Southern Lines, Inc. In addition, KCSI has an equity interest in Transportacion Ferroviaria Mexicana, S.A. de C.V. and Mexrail, Inc. KCSI's financial services subsidiaries and investments are held within Stilwell Financial, Inc., including primarily:
Janus Capital Corporation, Berger LLC, Nelson Money Managers plc and DST Systems, Inc.


              *******************************************

This news release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in KCSI's December 31, 1998 Form 10-K and the Current Report on Form 8-K/A dated June 3, 1997, each filed by the Company with the Securities and Exchange Commission (Commission file no. 1-4717). The Company will not update any forward-looking statements in this news release to reflect future events or developments.

EXHIBIT 99.2

Contact:                                   KCSI
    Landon H. Rowland (816) 983-1393 Kansas City Southern Industries, Inc. Chairman, President and
      Chief Executive Officer                               114 West 11th Street
                                                     Kansas City, Missouri 64105
    Joseph D. Monello (816) 983-1213
    Vice President & Chief Financial Officer
NYSE Symbol: KSU
                                   Release No. 2000-03:   Date: January 13, 2000


                             NEWS RELEASE
                KANSAS CITY SOUTHERN INDUSTRIES, INC.
        ANNOUNCES COMPLETION OF BOND TENDERS AND SOLICITATIONS

Kansas City, Missouri

         Kansas City Southern Industries, Inc. ("KCSI", NYSE: KSU) announced the completion of its bank facilities on January 11, 2000 which allowed KCSI to accept and pay the consideration for validly tendered notes and debentures pursuant to the Offers to Purchase and Consent Solicitation Statement dated December 6, 1999. Approximately $398.4 million of the $400 million outstanding notes and debentures were repurchased.

         The notes and debentures repurchased consisted of approximately 99% of the 7.875% Notes due July 1, 2002; approximately 98% of the 6.625% Notes due March 1, 2005; 100% of the 8.8% Debentures due July 1, 2022 and approximately 99% of the 7% Debentures due December 15, 2025.


       ****************************************************************

This news release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in KCSI's December 31, 1998 Form 10-K and the Current Report on Form 8-K/A dated June 3, 1997, each filed by the Company with the Securities and Exchange Commission (Commission File No. 1-4717). The Company will not update any forward-looking statements in this news release to reflect future events of developments.